UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 11, 2008

NEWMONT MINING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

1700 Lincoln Street

Denver, Colorado 80203

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On July 11, 2008, PT Newmont Nusa Tenggara (“PTNNT”), an indirect subsidiary of Newmont Mining Corporation, issued a news release announcing that on July 10, 2008, PTNNT filed a notice to commence an additional international arbitration proceeding, as provided for under its Contract of Work with the Government of Indonesia, to resolve a claim that PTNNT breached its obligations under its Contract of Work by allowing its shares to be pledged to its senior lenders, a common practice for the financing of large projects. PTNNT views the additional arbitration proceeding as an extension of an ongoing arbitration proceeding with the Government of Indonesia, and has proposed that the share pledge issue be incorporated into and resolved as part of the existing proceeding. A copy of PTNNT’s news release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

99.1	News Release dated July 11, 2008

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Sharon E. Thomas
Name:	Sharon E. Thomas
Title:	Vice President and Secretary

Dated: July 11, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News Release dated July 11, 2008

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